POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, Lisa Ginter, hereby constitutes and appoints Jonathan K. Jeffreys and Jay Johnson, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to sign the Registration Statement under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Date:  April 7, 2022

/s/ Lisa Ginter
Lisa Ginter

POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, Stanley C. Hollen, hereby constitutes and appoints Jonathan K. Jeffreys and Jay Johnson, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Date: April 7, 2022

/s/ Stanley C. Hollen
Stanley C. Hollen

POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, Mark McWatters, hereby constitutes and appoints Jonathan K. Jeffreys and Jay Johnson, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Date: April 7, 2022

/s/ Mark McWatters
Mark McWatters

POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, Erin Mendez, hereby constitutes and appoints Jonathan K. Jeffreys and Jay Johnson, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to sign the Registration Statement under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Date:   April 7, 2022

/s/ Erin Mendez
Erin Mendez

POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, James F. Regan, hereby constitutes and appoints Jonathan K. Jeffreys and Jay Johnson, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Date:   April 7, 2022

/s/ James F. Regan
James F. Regan

POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, Julie A. Renderos, hereby constitutes and appoints Jonathan K. Jeffreys and Jay Johnson, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to sign the Registration Statement under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Date:   April 7, 2022

/s/ Julie A. Renderos
Julie A. Renderos

POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, Wendell A. Sebastian, hereby constitutes and appoints Jonathan K. Jeffreys and Jay Johnson, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Date:  April 7, 2022

/s/ Wendell A. Sebastian
Wendell A. Sebastian

POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, Michael D. Steinberger, hereby constitutes and appoints Jonathan K. Jeffreys and Jay Johnson, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Date:  April 7, 2022

/s/ Michael D. Steinberger
Michael D. Steinberger